          AMENDMENT, dated December 17, 1998 to the November 13, 1992 Global Custody Agreement ("Agreement"), between The Galaxy VIP Fund ("Customer"), having a place of business at 4400 Computer Dr., Westborough, MA 01581-5120, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

          It is hereby agreed as follows:

          Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

          Section 2. The Agreement is amended by deleting the mutual fund rider thereto and inserting, in lieu thereof, the following investment company rider:

          "Add a new Section 15 to the Agreement as follows:

          15.   COMPLIANCE WITH SEC RULE 17F-5.

          (a) Customer's board of trustees (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it, of the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in SEC rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1)), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any "Compulsory Depository." For each Compulsory Depository used or intended to be used by Customer of which Bank is advised, Bank shall provide Customer from time to time with information addressing the factors set forth in SEC Rule 17f-5(c)(1) to the extent reasonably available to Bank, together with Bank's analysis of the same (as an example of which is set forth in Appendix 1 hereto) to assist Customer in determining the appropriateness of placing Assets therein. A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Customer from time to time.

          (b)   In connection with the foregoing, Bank shall:

          (i) provide written reports notifying Customer's Board of the placement of Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and with reasonable promptness (but not less than quarterly) upon the occurrence of any material change in the contracts, arrangements, procedures or practices with such Eligible Foreign Custodians);


          (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

          (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

          (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodian that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market; and

          (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

          (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

          (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act"), as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board or its investment adviser shall have determined that Customer may maintain Assets in each country in which Customer's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

          (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-B hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

          2.    Add the following after the first sentence of Section 3 of the
                Agreement:

                At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

          3.    Add the following language to the end of Section 3 of the
                Agreement:

          The term Subcustodian as used herein shall mean the following:

          (a) a "U.S. Bank," which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7); and

          (b) an "Eligible Foreign Custodian," which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other then the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency (other than a Compulsory Depository), incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States when acting as a transnational system ("Transnational Depository") for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

          (c) The term Subcustodian as used in Section 12(a)(i) (except the last sentence thereof) shall not include any Eligible Foreign Custodian as to which

          Bank has not acted as Foreign Custody Manager, any Compulsory Depository and any Transnational Depository."

                                ********************

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE GALAXY VIP FUND                               THE CHASE MANHATTAN BANK


By: /s/ Jylanne Dunne                             By:/s/ James E. Cecere, Jr.
----------------------                            -----------------------------
Name:  Jylanne Dunne                              Name:  James E. Cecere, Jr.

Title: Vice President                             Title: Vice President

Date:  December 17, 1998                          Date:  December 17, 1998

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                               INSTRUMENT
ARGENTINA        CAJA DE VALORES S.A.                            Equity, Corporate & Government Debt

AUSTRALIA        AUSTRACLEAR LTD.                                Corporate Debt, Money Market & Semi-Government Debt

                 CHESS                                           Equity
                 (Clearing House Electronic
                 Sub-register System)

                 RITS                                            Government Debt
                 (Reserve Bank Information and
                 Transfer System)

AUSTRIA          OSTERREICHISCHE KONTROLBANK AG                  Equity, Corporate + Government Debt

BELGIUM          CIK                                             Equity + Corporate Debt
                 (Caisse Interprofessionelle de
                 Depots et de Virements de Titres)

                 BANQUE NATIONALE DE BELGIQUE                    Treasury Bills + Government Debt

BRAZIL           BOVESPA                                         Equity
                 (Bolsa de Valores de Sao Paulo)

                 BVRJ                                            Equity
                 (Bolsa de Valores de Rio de Janeiro)

BULGARIA         BNB                                             Government Debt
                 (Bulgaria National Bank)

                 CENTRAL DEPOSITORY A.D.                         Equity

CANADA           CDS                                             Equity, Corporate + Government Debt
                 (Canadian Depository for Securities)

CHINA,           SSCCRC                                          Equity
SHANGHAI         (Shanghai Securities Central Clearing
                 and Registration Corp.)

CHINA,           SSCC                                            Equity
SHENZHEN         (Shenzhen Securities Registration Co., Ltd.

COLOMBIA         DCV                                             Government debt issued, guaranteed or administered
                 (Deposito Central de Valores)                   by the central bank.

Croatia          CDA                                             Equity and listed government debt. (Created in April 1997,
                 (Central Depository Agency)                     the CDA is expected to be operational in the second
                                                                 quarter of 1998)

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                               INSTRUMENT
CROATIA           Ministry of Finance Registry                   Short-term debt issued by the Ministry of Finance and the National
                  & National Bank of Croatia Registry            Bank of Croatia, respectively.

CZECH             SCP                                            Equity + Long-Term Government Debt
REPUBLIC          (Securities Center)

                  TKD                                            Treasury Bills + Money Market
                  (Trh Kratkododich Diluhopisu or Short-
                  Term Bond Market)

DENMARK           VP                                             Equity, Corporate + Government Debt
                  (Vaerdipapircentralen)

EGYPT             MISR CLEARING & SEC. DEP.                      Equity

ESTONIA           EVK                                            Equity
                  (Estonian Central Depository for
                  Securities Ltd.)

EUROMARKET        EUROCLEAR & CEDEL                              Euro-Debt

FINLAND           CSR                                            Equity + Government Debt
                  (Central Share Registry Finland)

FRANCE            SICOVAM                                        Equity + Corporate Debt
                  (Banque de France)

                  SATURNE                                        Government Debt
                  (Banque de France)

GERMANY           DKV                                            Equity, Corporate + Government Debt
                  (Deutscher Kassenverein)

GREECE            APOTHETIRIO TITLON A.E.                        Equity

                  BANK OF GREECE                                 Government Debt

HONG KONG         CCASS                                          Equity
                  (Central Clearing and Settlement System)

                  CMU                                            Corporate + Government Debt
                  (Central Moneymarkets Unit)

HUNGARY           KELER LTD.                                     Equity + Government Debt

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                               INSTRUMENT
INDIA             NSDL                                           Equity + Corporate Debt
                  (National Securities Depository Limited)

INDONESIA         KSEI                                           Equity

IRELAND           CREST                                          Equity

                  GSO                                            Government Debt
                  (Gilt Settlement Office)

ISRAEL            TASE CLEARING HOUSE                            Equity, Corporate + Government Debt
                  (Tel Aviv Stock Exchange Clearing House)

ITALY             MONTE TITOLI                                   Equity + Corporate Debt

                  BANK OF ITALY                                  Government Debt

JAPAN             BANK OF JAPAN                                  Registered Government Debt

LATVIA            LCD                                            Equity + Government Debt
                  (Latvian Central Depository)

LEBANON           MIDCLEAR                                       Equity
                  (Custodian and Clearing Center of Lebanon
                  and the Middle East)

LITHUANIA         CSDL                                           Equity + Government Debt
                  (Central Securities Depository of Lithuania)

LUXEMBOURG        CEDEL                                          Equity

MALAYSIA          MCD                                            Equity
                  (Malaysian Central Depository Snd Bhd)

MAURITIUS         CDS                                            Equity
                  (Central Depository System)

MEXICO            INDEVAL                                        Equity, Corporate + Government Debt
                  (Institucion para el Deposito de
                  Valores)

MOROCCO           MAROCLEAR                                      Equity + Corporate Debt

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                               INSTRUMENT
MOROCCO           BANK AL'MAGHRIB                                Government Debt

NETHERLANDS       NECIGEF/KAS ASSOCIATE N.V.                     Equity, Corp. + Govt. D

                  DE NEDERLANDSCHE BANK N.V.                     Money Market

                  NIEC                                           Premium Bonds
                  (Nederlands Interpforessioneel
                  Effectencentrum B.V.)

NEW ZEALAND       AUSTRACLEAR NEW ZEALAND                        Equity, Corporate + Government Debt

NORWAY            VPS                                            Equity, Corporate + Government Debt
                  (Verdipapirsentralen)

OMAN              MSM                                            Equity
                  (Muscat Securities Market)

PAKISTAN          CDC                                            Equity
                  (Central Depository Company of
                  Pakistan Ltd.)

PERU              CAVALI                                         Equity
                  (Caja de Valores)

PHILIPPINES       PCD                                            Equity
                  (Philippine Central Depository)

POLAND            NDS                                            Equity, Long-Term Government Debt + Vouchers
                  (National Securities Depository)

                  CRT                                            Treasury-Bills
                  (Central Registry of Treasury-Bills)

PORTUGAL          INTERBOLSA                                     Equity, Corporate + Government Debt


ROMANIA           SNCDD - RASDAQ                                 Equity
                  (National Company for Clearing,
                  Settlement and Depository for Securities)

                  BSE                                            Equity
                  (Bucharest Stock Exchange Registry)

ROMANIA           NATIONAL BANK OF ROMANIA                       Treasury-Bills

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                          INSTRUMENT
RUSSIA            MICEX                                          GKO's
                  (Moscow Interbank Currency Exchange)           (Gosudarstvennye Kratkosrochnye Obyazatelstva
                                                                 [T-Bills])

                                                                 OFZ's
                                                                 Obligatsyi Fedexalnogo Zaima [Federal Loan Bonds])

                  VNESTORGBANK                                   Ministry of Finance Bonds

SINGAPORE         CDP                                            Equity + Corporate Debt and Malaysian equities
                  (Central Depository Pte. Ltd.)                 traded on CLOB

                  MONETARY AUTHORITY OF SINGAPORE                Government Debt

SLOVAK            SCP                                            Equity + Government Debt
REPUBLIC          (Stredisko Cennych Papierov)

                  NATIONAL BANK OF SLOVAKIA                      Treasury-Bills

SO. AFRICA        CD                                             Corporate + Government Debt
                  (Central Depository)

SO. KOREA         KSD                                            Equity, Corporate + Government Debt

SPAIN             SCLV                                           Equity + Corporate Debt
                  (Servicio de Compensacion y
                  Liquidacion de Valores)

                  CBEO                                           Government Debt
                  (Central Book Entry Office)

SRI LANKA         CDS                                            Equity
                  (Central Depository System
                  Private Limited)

SWEDEN            VPC                                            Equity, Corporate + Government Debt
                  (Vardepapperscentralen AB)

SWITZERLAND       SEGA                                           Equity, Corporate + Government Debt
                  (Schweizerische Effekten-Giro AG)

TAIWAN            TSCD                                           Equity + Government Debt
                  (Taiwan Securities Central Depository
                  Co., Ltd.)

THAILAND          TSDC                                           Equity, Corporate + Government Debt
                  (Thailand Securities Depository
                  Company Ltd.)

                             COMPULSORY DEPOSITORIES
                                  APPENDIX 1-A

COUNTRY                DEPOSITORY                                          INSTRUMENT
TUNISIA           STICODEVAM                                     Equity
                  (Societe Tunisienne Interprofesionnelle
                  pour la Compensation et le Depot des
                  Valeurs Mobilieres)

                  MINISTRY OF FINANCE                            Government Debt tradable on the stock exchange
                                                                 (BTNBs)

                  CENTRAL BANK OF TUNISIA                        Government Debt not tradable on the stock exchange
                                                                 (BTCs)

TURKEY            TAKAS BANK                                     Equity + Corporate Debt

                  CENTRAL BANK OF TURKEY                         Government Debt

UNITED KINGDOM    CREST                                          Equity + Corp. Debt
                  (Clearing + settlement system)

                  CMO                                            Sterling CDs & CP
                  (Central Moneymarket Office)

                  CGO                                            Gilts
                  (Central Gilts Office)

UNITED STATES     DTC                                            Equity + Corporate Debt
                  (Depository Trust Company)

                  PTC                                            Mortgage Back Debt
                  (Participants Trust Company)

                  FED BOOK-ENTRY                                 Government Debt

ZAMBIA            LUSE                                           Equity + Government Debt
                  (LuSE Central Shares Depository Ltd.)

                                    Appendix 1-B

                         INFORMATION REGARDING COUNTRY RISK


          1. To aid Customer's board in its determinations regarding Country Risk, Bank shall furnish board annually and upon the initial placing of Assets into a country the following information (check items applicable):

          A    Opinions of local counsel concerning:

 X        i.   Whether applicable foreign law would restrict the access
--- afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

 X        ii.  Whether applicable foreign law would restrict the Customer's
--- ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

 X        iii. Whether applicable foreign law would restrict the Customer's
--- ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

          B.   Written information concerning:

 X        i.   The likelihood of expropriation, nationalization, freezes, or
---       confiscation of Customer's assets.

 X        ii.  Whether difficulties in converting Customer's cash and cash
---       equivalents to U.S. dollars are reasonably foreseeable.

          C.   A market report with respect to the following topics:

               (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories
     (including depository evaluation).

          2. To aid Customer's board in monitoring Country Risk, Bank shall furnish board the following additional information:

          Market flashes, including with respect to changes in the information in market reports.

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                   EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                           EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------

     TRADE     There is no formal trade matching, although
   MATCHING    local custodian banks make every effort to         3        3
               effect matching on behalf of their clients.
               In addition, there is a numbering system
               which facilitates matching, but does not
               conform to the ISIN standard.
--------------------------------------------------------------------------------
  SETTLEMENT   Securities and cash settle on a gross basis.
     TYPE                                                         3        3
--------------------------------------------------------------------------------
  SECURITIES   Securities can be immobilized at the central
     TYPE      depository.  However, over 80% of securities       3        3
               are held in physical form of which 70% are
               registered.  (See separate assessment for
               bearer physical debt:  Physical Corporate +
               Government Debt).
--------------------------------------------------------------------------------
  DEPOSITORY   Deposito Central de Valores (DECEVAL) is the
               central depository for equities.  It is not        3        3
               mandatory to hold securities in DECEVAL and
               most market participants, including Chase's
               custodian bank, do not use it because of
               market concerns about deficient practices at
               the depository which include lack of
               corporate action services.  DECEVAL was
               established in 1992, and is owned by the
               three stock exchanges in Colombia and 57
               financial institutions.  At year end 1996,
               equity was COP5 billion ( US$5 million).
               There are contingency plans in place to
               address business continuity.
--------------------------------------------------------------------------------
    FAILURE    There are no defined failure provisions or
  PROVISIONS   buy-in requirements.  In addition, securities      3        3
               lending is not permitted.
--------------------------------------------------------------------------------
  TRADE DATE/  For equities, settlement normally takes place
  SETTLEMENT   on T+3, but can be extended to T+6.  For           1        1
  DATE LAPSE   debt, settlement takes place on trade date
               but can be extended to T+1.  Most foreigners
               settle equity on T+3 and debt on T+1.
--------------------------------------------------------------------------------
  REGULATORY   The Superintendency of Securities regulates
   OVERSIGHT   the stock exchange and market participants.        2        2
               The Superintendency of Banks and the central
               bank oversee financial institutions and the
               payment system. The regulators consistently
               enforce existing rules and regulations, and
               continue to develop regulations in
               conjunction with new market activities.
--------------------------------------------------------------------------------
  SECURITIES   A number of regulations were established in
     LEGAL     1991 and amended by Resolution 1.295 of 1996,      2        2
   FRAMEWORK   which govern investment and market practices.
               The banking sector is covered by Resolution
               663 from 1993.  Although relatively new, the
               securities legal framework continues to
               evolve with developments in the capital
               markets.  In addition, there are no
               arbitration procedures in place.
--------------------------------------------------------------------------------
                                           EFFICIENCY AVERAGE    2.5      2.5
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                   EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                           FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------

   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good title is effective on settlement date
  RECEIPT OF   upon receipt of a 'PAPELETA,' a stock              1        1
  GOOD TITLE   exchange receipt.

               On settlement date, custodian banks only make
               payment after receiving the 'PAPELETA' from
               the broker, which represents legal title.
               The broker delivers the share certificates,
               or a previously traded 'PAPELETA' and a
               transfer letter, to the stock exchange.  The
               stock exchange sends share certificates to
               the registrar companies, which take 10-15
               days to re-issue securities.  The registrar
               companies return the registered shares to the
               stock exchange, who forwards them to the
               custodian bank.  Securities can be sold while
               out for re-registration.
--------------------------------------------------------------------------------
    INTERIM    Registration is effected by the registrars,
   EXPOSURE    who receive the shares from the stock              2        2
     TYPE      exchange.
--------------------------------------------------------------------------------
    DEFAULT    There are minimal limited default protections
  PROTECTION   in the form of a stock exchange guaranty fund      3        3
               of COP3.5 million ( US$3,276), which covers
               brokers and is available to all market
               participants.  However, there are no loss
               sharing provisions for participants in the
               payment system.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    2.0      2.0
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                   EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

--------------------------------------------------------------------------------
                           FINALITY - SELL-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good funds are received on settlement date or
  RECEIPT OF   SD+1, depending on the method of  payment,         2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               exchanges a 'PAPELETA' and transfer letter, and/or share certificates for either a cashier's check or a wire payment via the central bank's electronic payment system,
               SEBRA. Wires can be confined as received as the electronic wire payments are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
    INTERIM    Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
     TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
    DEFAULT    There are minimal default protections and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                   EQUITY, REGISTERED CORPORATE + GOVERNMENT DEBT

                           FINALITY - TITLE VS CASH SUMMARY
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon delivery of a              Tc      Tc
      VS.      'PAPELETA,' the stock exchange receipt,
               before payment is made.  Good funds are
     CASH      received on settlement date or SD+1,
               depending on the method of payment.  Wire
               payments via the central bank's payment
               system are effective immediately, while a
               clearing bank's cashier check clears on SD+1.
               Sellers have overnight exposure to clearing
               banks for payment by cashier check, as
               securities are released before payment is
               made.
--------------------------------------------------------------------------------
                   TITLE VS. CASH ASSESSMENT (BEST < - > WORST)  2       2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc   The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                               GOVERNMENT DEBT - DCV

                           EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TRADE     There is no formal trade matching, although
   MATCHING    local custodian banks make every effort to        3        3
               effect matching on behalf of their clients.
               In addition, there is a numbering system
               which facilitates matching, but does not
               conform to the ISIN standard.
--------------------------------------------------------------------------------
  SETTLEMENT   Securities and cash settle on a gross basis.
     TYPE                                                        3        3
--------------------------------------------------------------------------------
  SECURITIES   Securities are dematerialized.
     TYPE                                                        1        1
--------------------------------------------------------------------------------
  DEPOSITORY   Deposito Central de Valores (DCV) is the
               central registry for government debt issued,      1        1
               guaranteed or administered by the central
               bank.  Although settlement is not mandatory
               in the DCV, there is greater exposure to
               sellers settling outside the DCV and
               withdrawal of securities is difficult to
               arrange.  The DCV was established in 1990,
               and is owned by the central bank.  There are
               contingency plans in place to address
               business continuity.
--------------------------------------------------------------------------------
    FAILURE    There are no defined failure provisions or
  PROVISIONS   buy-in requirements.  In addition, securities     3        3
               lending is not permitted.
--------------------------------------------------------------------------------
  TRADE DATE/  Settlement normally takes place on trade
  SETTLEMENT   date, but can be extended to T+5.  Most           1        1
  DATE LAPSE   foreigners settle on T+1.
--------------------------------------------------------------------------------
  REGULATORY   The Superintendency of Securities (SDV)
   OVERSIGHT   regulates the stock exchanges and market          2        2
               participants.  The Superintendency of Banks
               and the central bank oversee financial
               institutions and the payment system, SEBRA.
               The regulators consistently enforce existing
               rules and regulations, and continue to
               develop regulations in conjunction with new
               market activities.
--------------------------------------------------------------------------------
  SECURITIES   A number of regulations were established in
     LEGAL     1991 and amended by Resolution 1.295 of 1996,     2        2
   FRAMEWORK   which govern investment and market practices.
               The banking sector is covered by Resolution
               663 from 1993.  Although relatively new, the
               securities legal framework continues to
               evolve with developments in the capital
               markets.  In addition, there are no
               arbitration procedures in place.
--------------------------------------------------------------------------------
                                           EFFICIENCY AVERAGE    2.0      2.0
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                               GOVERNMENT DEBT - DCV

                           FINALITY - BUYSIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good title is effective on settlement date
  RECEIPT OF   upon receipt in DCV.                               1        1
  GOOD TITLE
               On settlement date, the buyer's custodian
               bank only makes payment after confirming
               title electronically on their DCV account.
--------------------------------------------------------------------------------
    INTERIM    The central registry effects book-entry
   EXPOSURE    movement of title.                                 1        1
     TYPE
--------------------------------------------------------------------------------
    DEFAULT    There are minimal limited default protections
  PROTECTION   in the form of a stock exchange guaranty fund      3        3
               of COP3.5 million (US$3,276) which cover
               brokers and is available to all market
               participants.  However, there are no loss
               sharing provisions for participants in the
               payment system, SEBRA.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    1.7      1.7
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                               GOVERNMENT DEBT - DCV

                           FINALITY - SELL-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good funds are received on settlement date or
  RECEIPT OF   SD+1, depending on the method of payment,          2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               instructs movement of title in DCV after receiving either a cashier's check or a wire payment via the central bank's electronic payment system, SEBRA. The seller's custodian bank can confirm receipt of the wire payments electronically, as they are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
    INTERIM    Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
     TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
    DEFAULT    There are minimal default protections, and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                               GOVERNMENT DEBT - DCV

                           FINALITY - TITLE VS CASH SUMMARY
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon receipt in DCV, before      Tc       Tc
      VS.      payment is made.  Good funds are received on
               settlement date or SD+1, depending on the
     CASH      method of payment.  Wire payments via the
               central bank's payment system are effective
               immediately, while a clearing bank's
               cashier's check clears on SD+1.  Sellers have
               overnight exposure to clearing banks, as
               securities are released before payment is
               made.
--------------------------------------------------------------------------------
                   TITLE VS. CASH ASSESSMENT (BEST < - > WORST)   2       2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                        PHYSICAL CORPORATE + GOVERNMENT DEBT

                            EFFICIENCY MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TRADE     There is no formal trade matching, although
   MATCHING    local custodian banks make every effort to         3        3
               effect matching on behalf of their clients.
               In addition, there is a numbering system
               which facilitates matching, but does not
               conform to the ISIN standard.
--------------------------------------------------------------------------------
  SETTLEMENT   Securities and cash settle on a gross basis.
     TYPE                                                         3        3
--------------------------------------------------------------------------------
  SECURITIES   Securities can be immobilized at the central
     TYPE      depository.  However, over 80% of securities       3        3
               are held in physical form, of which 30% are
               in bearer form.  (See separate assessment for
               registered physical debt:  Equity, Registered
               Corporate + Government Debt).
--------------------------------------------------------------------------------
  DEPOSITORY   Deposito Central de Valores (DECEVAL) is the
               central depository. It is not mandatory to         3        3
               hold securities in DECEVAL and most market
               participants, including Chase's subcustodian
               bank, do not use it because of market
               concerns about deficient practices at the
               depository, including lack of corporate
               action services.  DECEVAL was established in
               1992, and is owned by the three stock
               exchanges in Columbia and 57 financial
               institutions.  At year end 1996 equity was
               COP5 billion ( US$5 million).  There are
               contingency plans in place to address
               business continuity.
--------------------------------------------------------------------------------
    FAILURE    There are no defined failure provisions or
  PROVISIONS   buy-in requirements.  In addition, securities      3        3
               lending is not permitted
--------------------------------------------------------------------------------
  TRADE DATE/  Settlement normally takes place on trade
  SETTLEMENT   date, but can be extended to T+5.  Most            1        1
  DATE LAPSE   foreigners settle on T+1.
--------------------------------------------------------------------------------
  REGULATORY   The Superintendency of Securities (SDV)
   OVERSIGHT   regulates the stock exchanges and market           2        2
               participants.  The Superintendency of Banks
               and the central bank oversee financial
               institutions and the payment system, SEBRA.
               The regulators consistently enforce existing
               rules and regulations, and continue to
               develop regulations in conjunction with new
               market activities.
--------------------------------------------------------------------------------
  SECURITIES   A NUMBER OF REGULATIONS WERE established in
     LEGAL     1991 and amended by Resolution 1.295 of 1996,      2        2
   FRAMEWORK   which govern investment and market practices.
               The banking sector is covered by Resolution
               663 from 1993.  Although relatively new, the
               securities legal framework continues to
               evolve with developments in the capital
               markets.  In addition, there are no
               arbitration procedures in place.
--------------------------------------------------------------------------------
                                           EFFICIENCY AVERAGE    2.5      2.5
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                        PHYSICAL CORPORATE + GOVERNMENT DEBT

                           FINALITY - BUY-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good title is effective on settlement date
  RECEIPT OF   upon receipt of the endorsed bearer                1        1
  GOOD TITLE   certificates.

               On settlement date, custodian banks only make
               payment after receiving endorsed bearer
               certificates from the broker, which
               represents legal title.
--------------------------------------------------------------------------------
    INTERIM    As securities are in bearer form, there is no
   EXPOSURE    exposure.                                          1        1
     TYPE
--------------------------------------------------------------------------------
    DEFAULT    There are minimal default protections in the
  PROTECTION   form of a stock exchange guaranty fund of          3        3
               COP3.5 million (US$3,276) which cover
               brokers and is available to all market
               participants.  However, there are no loss
               sharing provisions for participants in the
               payment system, SEBRA.
--------------------------------------------------------------------------------
                                    BUY-SIDE FINALITY AVERAGE    1.7      1.7
--------------------------------------------------------------------------------


                           FINALITY - SELL-SIDE MARKET PRACTICES
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
   TIMING OF   Good funds are received on settlement date or
  RECEIPT OF   SD+1, depending on the method of payment,          2        2
  GOOD FUNDS   after securities are released.

               On settlement date, the custodian bank
               exchanges certificate for either a cashier's check or a wire payment via the central bank's electronic payment system, SEBRA. The seller's custodian bank can confirm receipt of the wire payments electronically, as they are effective immediately, whereas payment by check settles on SD+1. However, over 98% of payments are made by cashier's check. This results in overnight exposure to clearing banks, as securities are released PRIOR to receipt of good funds.

               {Payment via wire transfer would eliminate
               overnight exposure.}
--------------------------------------------------------------------------------
    INTERIM    Payment exposure is to clearing banks, until
   EXPOSURE    good funds are received.                           2        2
     TYPE
               {There is no exposure with wire transfers.}
--------------------------------------------------------------------------------
    DEFAULT    There are minimal default protections, and no
  PROTECTION   loss sharing provisions.  For details, see         3        3
               above.
--------------------------------------------------------------------------------
                                   SELL-SIDE FINALITY AVERAGE    2.3      2.3
--------------------------------------------------------------------------------

                                       CHASE

                    SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENT

                                      COLOMBIA

                        PHYSICAL CORPORATE + GOVERNMENT DEBT

                           FINALITY - TITLE VS. CASH SUMMARY
--------------------------------------------------------------------------------
 SCALE:      1=BEST PRACTICE         2=MID-RANGE             3=WORST PRACTICE
--------------------------------------------------------------------------------
   PRACTICE                     DESCRIPTION                   MARKET    CHASE
                                                             PRACTICE  PRACTICE
                                                                        IMPACT
--------------------------------------------------------------------------------
     TITLE     Securities and cash settle separately.  Good
               title is received upon receipt of the            Tc        Tc
      VS.      endorsed bearer certificates.  Good funds are
               received on settlement date or SD+1,
     CASH      depending on the method of payment.  Wire
               payments via the central bank's payment
               system are effective immediately, while a
               clearing bank's cashier's check clears on
               SD+1.  Sellers have overnight exposure to
               clearing banks, as securities are released
               before payment is made.
--------------------------------------------------------------------------------
                  TITLE VS. CASH ASSESSMENT (BEST < - > WORST)  2        2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TC   Good title is exchanged with good funds simultaneously at settlement.
Tc   Good title is received at settlement, but good funds lag settlement.
tC   Good funds are received at settlement, but good title lags settlement.
tc The instruments exchanged on settlement date, if any, involve interim exposures.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SETTLEMENT SYSTEM MARKET PRACTICE ASSESSMENTS HAVE BEEN DEVISED TO ASSIST INVESTORS AS AN EXPOSURE IDENTIFICATION TOOL. THE ANALYSIS CONTAINED HEREIN
AND AS REVISED FROM TIME TO TIME IS INTENDED TO AUGMENT, RATHER THAN
SUBSTITUTE FOR, INVESTOR DUE DILIGENCE. WHILE WE MAKE EVERY EFFORT TO ENSURE ACCURACY, CHASE ASSUMES NO LIABILITY FOR ANY LOSSES AND/OR DAMAGES, CONSEQUENTIAL OR OTHERWISE, WHICH MAY RESULT FROM APPLICATION OF THE
INFORMATION CONTAINED HEREIN.
--------------------------------------------------------------------------------